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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.1)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

UMB FINANCIAL CORPORATION
Name of the Registrant as Specified In Its Charter

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:

  ____________________________________________________________________________________________

  Aggregate number of securities to which transaction applies:

  _____________________________________________________________________________________________

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  _____________________________________________________________________________________________

  Proposed maximum aggregate value of transaction:

  _____________________________________________________________________________________________

  Total fee paid:

  _____________________________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Amount Previously Paid:

  _____________________________________________________________________________________________

  Form, Schedule or Registration Statement No.:

  _____________________________________________________________________________________________

  Filing Party:

  _____________________________________________________________________________________________

  Date Filed:

  _____________________________________________________________________________________________

UMB Financial Corporation is filing the following proxy card as an amendment to the Schedule 14A filed on March 12, 2003. The proxy card filed with Schedule 14A inadvertently included a third proposal that will not be considered at the UMB Financial Corporation annual meeting. The proxy card sent to all shareholders was correct and in the form attached hereto. It did not include the third proposal.

Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in accordance with their best judgment if any other matters are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction will be voted FOR Proposals 1 and 2. Unless authority to vote for any director nominee is withheld, authority to vote for such nominee will be deemed granted.
PLEASE__________________________________________
Signature
SIGN HERE________________________________________________
Signature
Please sign exactly as name appears. If shares are held jointly, any one of the joint owners may sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should indicate the capacity in which they are signing.

PLEASE SIGN, DATE, AND MAIL THIS PROXY PROMPTLY
whether or not you expect to attend the meeting.

Date____________________________ , 2003.

UMB FINANCIAL CORPORATION
ANNUAL MEETING

UMB Bank Auditorium
1010 Grand Boulevard
Kansas City, Missouri

Thursday, April 17, 2003
10:00 a.m.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1. Read the accompanying Proxy Statement.
2. Visit our Internet voting site at http://www.eproxyvote.com/umbf and follow the instructions on the screen.
     Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 16, 2003.

If you vote by Internet, please do not return your proxy by mail.

THANK YOU FOR YOUR VOTE.

Cut or tear along perforated edge

UMB FINANCIAL CORPORATION
P.O. Box 419226, Kansas City, MO 64141-6226
PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON APRIL 17, 2003.
    The undersigned hereby appoints R. Crosby Kemper, R. Crosby Kemper III and Peter J. Genovese or any of them, with full power of substitution as proxies, to vote all shares of Common Stock of UMB Financial Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held April 17, 2003, and any adjournments thereof.
1.     ELECTION OF DIRECTORS IN CLASS III
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name. In such event, unless you request otherwise, your votes will then be cumulated and voted for the other nominees.)
☐ FOR all nominees in Class III (except as otherwise indicated)	☐ WITHHOLD AUTHORITY on all nominees below
H. Alan Bell, Cynthia J. Brinkley, Jack T. Gentry, R. Crosby Kemper, III, John H. Mize, Jr., Alan W. Rolley, Thomas D. Sanders, L. Joshua Sosland, Herman R. Sutherland, Dr. Jon Wefald
2. Ratification of the Audit Committee's selection of Deloitte & Touche LLP to serve as the Company's independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2003
☐ FOR	☐ AGAINST	☐ ABSTAIN
(TO BE SIGNED ON OTHER SIDE)